UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 27, 1997


                           ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


                Maryland                       1-9360             84-1038736
    (State or other jurisdiction of       (Commission File      (IRS Employer
     incorporation or organization)           Number)        Identification No.)

 3600 South Yosemite Street, Suite 350                              80237
            Denver, Colorado                                      (Zip Code)
(Address of principal executive offices)

                                (303) 793-2703
             (Registrant's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 27, 1997, Asset Investors Corporation (the "Registrant"), completed the previously announced resecuritization of its non-agency MBS bonds. The transaction was accomplished by the Registrant's contribution of the bonds to an owner trust in which it retained an equity interest. In a private placement, the trust then sold for $70,795,000 in cash, debt securities representing senior interests in the trust's assets to Bear Stearns & Co., as the initial purchaser for resale pursuant to Rule 144A under the Securities Act of 1933. Following the transaction, the Registrant's equity interest has no carrying value and represents the first-loss class of the portfolio, providing credit support for the senior debt securities. The debt securities sold are without recourse to the Registrant.

         In connection with the transaction, the Registrant incurred approximately $1,050,000 in related costs and up to approximately $2,072,000 of management fees, resulting in net proceeds of approximately $67,673,000. The portfolio of non-agency MBS bonds has been classified as available-for-sale and included $6,000,000 of unrealized holding gains at December 31, 1996. Upon completion of the transaction, a net gain of approximately $7,360,000 and related management fee expense of approximately $2,072,000 will be recognized by the Registrant in the first quarter of 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The unaudited pro-forma condensed consolidated financial information of the Registrant as of December 31, 1996, and for the year then ended is presented below. The pro-forma condensed consolidated balance sheet of the Registrant as of December 31, 1996, is presented as if the March 27, 1997, transaction had occurred on December 31, 1996. The pro-forma adjustments assume that $3,000,000 of the net proceeds are used to repay short-term borrowings and the remaining net proceeds of approximately $64,673,000 are invested in short-term investments.

         The pro-forma condensed consolidated statement of income for the year ended December 31, 1996, is presented as if the March 27, 1997, transaction had occurred on January 1, 1996. The Registrant plans to reinvest the proceeds from the transaction in equity interests in real estate, but as of the date of this filing, no investments have been made. Additionally, future earnings from the retained equity interest are not considered probable because the equity interest constitutes the first-loss class which is dependent upon the credit losses on the underlying mortgage collateral. Accordingly, for purposes of presenting the pro-forma condensed consolidated statement of income for the year ended December 31, 1996, the net proceeds from the transaction are assumed to be held in short-term investments earning 5% per annum.

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
              PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (In thousands, except per share data)


                                                                 As Previously       Pro-Forma        Pro-Forma
                                                                    Reported        Adjustments        Results
                                                              ------------------------------------------------------
Revenues                                                                                             (unaudited)
      Non-agency MBS bonds                                         $   11,513       $   (11,513)      $       --
      Equity in earnings of Commercial Assets                           1,875                --            1,875
      Other income and expenses, net                                      136             3,329            3,465
                                                                   ----------       -----------       ----------
           Total revenues                                              13,524            (8,184)           5,340
                                                                   ----------       -----------       ----------

Expenses
      Management fees                                                   1,793              (197)           1,596
      General and administrative                                        1,145               (82)           1,063
      Elimination of DERs                                                 825                --              825
      Interest expense                                                     88               (88)              --
                                                                   ----------       -----------       ----------
           Total expenses                                               3,851              (367)           3,484
                                                                   ----------       -----------       ----------

Net income before gain on sale of non-agency MBS bonds                  9,673            (7,817)           1,856
                                                                   ----------       -----------       ----------


Gain on sale of non-agency MBS bonds                                       --             7,360            7,360
                                                                   ----------       -----------       ----------

Net income                                                         $    9,673       $      (457)      $    9,216
                                                                   ==========       ===========       ==========

Net income per share                                               $      .39       $      (.02)      $      .37
                                                                   ==========       ===========       ==========

Weighted-average shares outstanding                                    24,595            24,595           24,595


                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                             (Amounts in thousands)

                                                                  As Previously       Pro-Forma        Pro-Forma
                                                                     Reported        Adjustments        Results
                                                                ----------------- ---------------- -----------------
Assets                                                                                                (unaudited)

   Cash and cash equivalents                                        $    417          $ 64,673         $ 65,090
   Non-agency MBS Bonds                                               68,079           (68,079)              --
   Investment in Commercial Assets                                    19,361                --           19,361
   Other assets, net                                                   2,487            (1,341)           1,146
                                                                    --------          --------         --------

       Total Assets                                                 $ 90,344          $ (4,747)        $ 85,597
                                                                    ========          ========         ========


Liabilities

   Accounts payable and accrued liabilities                         $    454          $     --         $    454
   Management fees payable                                               525                --              525
   Short-term borrowings                                               3,000            (3,000)              --
                                                                    --------          --------         --------

       Total Liabilities                                               3,979            (3,000)             979
                                                                    --------          --------         --------


Stockholders' Equity

   Common Stock, par value $.01 per share, 50,000,000
     shares authorized and 24,840,140 shares issued
     and outstanding                                                     248                --              248

   Additional paid-in capital                                        228,753                --          228,753

   Cumulative dividends                                             (238,367)               --         (238,367)
   Cumulative net income                                              90,638             4,253           94,891
                                                                    --------          --------         --------
     Dividends in excess of net income                              (147,729)            4,253         (143,476)

   Unrealized holding gains (losses) on debt securities                5,093            (6,000)            (907) (a)
                                                                    --------          --------         --------

       Total Stockholders' Equity                                     86,365            (1,747)          84,618
                                                                    --------          --------         --------

       Total Liabilities and Stockholders' Equity                   $ 90,344          $ (4,747)        $ 85,597
                                                                    ========          ========         ========

---------------------
(a) Represents the Registrant's proportionate share of the unrealized holding losses on the commercial mortgage loan securitizations of Commercial Assets.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ASSET INVESTORS CORPORATION


Date:  April 10, 1997
                                                    By: /s/Kevin J. Nystrom
                                                       -------------------------
                                                        Kevin J. Nystrom
                                                        Chief Financial Officer